As filed with the Securities and Exchange Commission on November 30, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8977

GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS

(Exact name of registrant as specified in charter)

2300 CONTRA COSTA BOULEVARD, SUITE 600,

PLEASANT HILL, CA 94523-3967

(Address of principal executive offices) (Zip code)

STARR E. FROHLICH

GENWORTH FINANCIAL WEALTH MANAGEMENT, INC.

2300 CONTRA COSTA BOULEVARD, SUITE 600

PLEASANT HILL, CA 94523-3967

(Name and address of agent for service)

800-238-0810

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2010

Date of reporting period: October 1, 2009 through September 30, 2010

Item 1.	Reports to Stockholders.

GENWORTH

FINANCIAL

CONTRA FUND

ANNUAL REPORT  |  SEPTEMBER 30, 2010

Genworth Financial Asset

Management Funds

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

WHAT’S INSIDE

LETTER FROM THE PRESIDENT

Contra Fund Report for the one-year period ended September 30, 2010

The following is the annual report for the Genworth Financial Contra Fund (the “Fund” or “Contra Fund”) for the year ended September 30, 2010. This letter reviews the objective and strategy of the Fund, what we believe to be the period’s prevailing economic and market conditions, and the Fund’s performance over the last year. We hope you will find this report useful and informative.

Contra Fund Objective and Strategy

The Contra Fund seeks to provide protection against severe and sustained declines in the value of the equity allocation of certain assets managed by Genworth Financial Wealth Management, Inc. (“GFWM”) for its private advisory clients. As the Fund’s investment advisor, GFWM analyzes various mutual funds and securities owned by certain of its private advisory clients and performs a statistical analysis of the return characteristics of these securities at the individual-security and/or portfolio level. This periodic analysis may include a review of historic holdings or recommendations for client accounts.

Based on this analysis, GFWM determines a composite performance benchmark, which it calls the Equity Hedging Benchmark. GFWM then instructs Credit Suisse Asset Management, LLC (“Credit Suisse”), the Fund’s sub-advisor, of the nature, timing, and performance expectations related to and associated with this Equity Hedging Benchmark. Credit Suisse uses a quantitative and qualitative investment process to select investments designed to provide protection against severe and sustained declines in the performance of the broad-based equity market beyond predetermined levels as reflected by the Equity Hedging Benchmark. As a result of these hedging investment techniques, the value of your investment in the Fund generally will decrease when the broad-based equity market appreciates. Conversely, when the value of the broad-based equity market decreases, the value of your investment in the Fund generally will increase.

The Contra Fund is designed for use in GFWM’s Actively Managed Protection (“AMP”) service, which is available to its private advisory clients. The AMP service allocates a portion of the account of each AMP client to the purchase of Contra Fund shares. This allocation may significantly change over any investment period. The Contra Fund is not publicly available nor is it intended to serve as a complete, stand-alone investment program. The Fund may also be used at GFWM’s discretion to periodically hedge equity market risk or to make a directional equity market allocation within other products managed only for GFWM clients. The discretionary usage of the Fund by GFWM does not impact the composite equity holdings calculation noted above, or the management of the Fund.

Market Overview

The major equity indices finished higher for the one-year period ended September 30, 2010, during a period of uneven volatility. Equity markets alternated between substantial

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gains and losses up to mid-June of 2010, then achieved solidly positive returns near the end of the reporting period.

Concerns over sovereign debt, especially debt held by Greece, Spain, Portugal and Ireland, first moved the markets lower in January 2010, eroding the steady gains of the previous three months. A rebound that started in February 2010—after significant intervention by the stronger European economies and the European Central Bank—ended in late April 2010 as concerns about these countries resurfaced. Only the gains made during the month of September 2010 pushed the indices well into positive territory for the one-year period.

The persistence of these significant swings in the market underscores the generally nervous mood of investors. Economic indicators continue to post weak data in a number of key areas, such as unemployment, housing, and business investment. As a result, we expect the government and the Federal Reserve to continue to search for policies that can spark a return to economic growth. The record so far, however, has not been encouraging.

Volatility, as represented by the Chicago Board Options Exchange Volatility Index (VIX),i climbed to significantly high levels during the month of May 2010, reaching 48.2%. Over the year, however, volatility also reached significant lows compared to recent years, with the one-year low point of 15.2% marked in mid-April 2010.

Fund Performance and Overview

For the one-year period ended September 30, 2010, the Contra Fund’s performance was -99.4%. Over the same period, the S&P 500 Index,ii and Russell 2000 Index,iii posted gains of 8.0% and 11.9%, respectively, on a total return basis. As a framework for analyzing these results, we compare the quarterly performance of the Fund and the relevant market indices in the table below.iv

Period	S&P 500 Price Return	Russell 2000 Price Return	Contra Fund

4th Quarter 2009	5.5%	3.5%	-87.8%

1st Quarter 2010	4.9%	8.5%	-88.4%

2nd Quarter 2010	-11.9%	-10.2%	80.7%

3rd Quarter 2010	10.7%	10.9%	-77.4%

The table demonstrates that the loss by the Fund over the one-year reporting period is primarily attributable to the appreciation of the equity markets during the fourth quarter of 2009 and the first and third quarters of 2010. During these quarters, the put optionsv held by the Fund typically lost most of their value.

The primary strategy implemented for the Fund each quarter involved the purchase of put options on the S&P 500 Index and Russell 2000 Index. The goal of this strategy is to provide protection against sharp market downturns. Whether the Fund experiences gains

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or losses largely hinges on the performance of the put options. Put options may perform well following sharp market declines, but will generally lose all their value in almost flat or rising markets.

It is important to note that the experience of an individual shareholder may be vastly different from these quarterly Fund performance calculations. As noted earlier, the Fund is designed to be used dynamically as part of GFWM’s AMP service. During any period, allocations to the Fund by this service may vary considerably, and therefore the actual impact of the Fund on a client’s account may also vary considerably from the performance of the Fund. Other GFWM clients with allocations to the Fund may also experience these differences.

Based on its current structure, we would anticipate that the value of the Fund would only appreciate if the market experiences severe and sustained declines. This performance is consistent with the Fund’s objective and its role in the various GFWM Managed Products in which it is used.

Thank you for your investment in the Genworth Financial Contra Fund. We look forward to continuing to serve your investment needs in the future.

Sincerely,

Carrie E. Hansen

President, Genworth Financial Contra Fund

[i]

The Chicago Board Options Exchange Volatility Index (VIX) is a measure of the implied volatility of the S&P 500 Index options. It represents a measure of the market’s expectation of volatility over the next 30-day period.

ii	The S&P 500 Index is a market-capitalization-weighted index of 500 widely held common stocks.
iii	The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, and represents approximately 10% of the total market capitalization of the Russell 3000 Index.
iv

For the S&P 500 Index and Russell 2000 Index, the closing values of their Total Return versions for the end of each quarter is used as the basis of performance calculation. For the Contra Fund, the Net Asset Value of a single share at the end of each quarter is used as the basis of performance calculation.

[v]	Put options are rights to sell shares of a particular stock or index at a predetermined price before a preset deadline, in exchange for a premium.

It is not possible to make an investment in any index.

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Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money. The prospectus is available upon request, without charge, by calling 1-888-278-5809.

113900 110510

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Fund at a Glance (unaudited)

Investment Breakdown*

September 30, 2010

*	As a percentage of total investments. Please note that Fund holdings are subject to change.

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2010, and held for the six months ended September 30, 2010.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(2)
Genworth Financial Contra Fund	$1,000.00	$407.80	1.75%	$6.18

(1)	For the six months ended September 30, 2010.

(2)	Expenses (net of waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(2)
Genworth Financial Contra Fund	$1,000.00	$1,016.29	1.75%	$8.85

(1)	For the six months ended September 30, 2010.

(2)	Expenses (net of waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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Fund Performance (unaudited)

Comparison of the Change in Value of a $10,000 investment in the Genworth Financial Contra Fund vs. Standard & Poor’s 500 Index

Genworth Financial Contra Fund

Average Annual Total Returns*

September 30, 2010

	1 Year	5 Years	10 Years
Genworth Financial Contra Fund**	-99.42%	-98.47%	-95.95%
Standard & Poor’s 500 Index	10.16%	0.64%	-0.43%

The Genworth Financial Contra Fund is designed to act contrary to the broad-based stock market and will experience substantial losses unless there are sustained market declines. The Genworth Financial Contra Fund is available only to certain private clients of GFWM and represents only a small portion of clients’ overall portfolios. This Fund performance does not represent the performance of clients’ total portfolios.

*	Returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

**	Returns reflect fee waivers and/or expense reimbursements.

^	Amount is less than $1.00.

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Schedule of Investments	September 30, 2010

CONTRACTS		VALUE
PURCHASED OPTIONS* — 97.06%
	Russell 2000 Index
600	Put Expiration: December, 2010, Exercise Price: $680.00	$2,424,000
1,000	Put Expiration: December, 2010, Exercise Price: $700.00	5,030,000
	S&P 500 Index
1,100	Put Expiration: December, 2010, Exercise Price: $1,125.00	4,713,500
4,300	Put Expiration: December, 2010, Exercise Price: $1,150.00	23,026,500

	TOTAL PURCHASED OPTIONS (Cost $53,780,720)	35,194,000

SHARES
SHORT TERM INVESTMENTS — 11.85%
Money Market Funds — 11.85%
4,296,619	Goldman Sachs Financial Square Funds-Government Fund, 0.09%**	4,296,619

	TOTAL SHORT TERM INVESTMENTS (Cost $4,296,619)	4,296,619

	TOTAL INVESTMENTS — 108.91% (Cost $58,077,339***)	39,490,619
	Liabilities in Excess of Other Assets — (8.91)%	(3,229,754)

	TOTAL NET ASSETS — 100.00%	$36,260,865

*	All options are exchange-traded options and are executed through the Chicago Board Options Exchange.
**	Rate listed is 7-day yield.
***	Aggregate cost for Federal income tax purposes is $39,490,619.
Percentages	are stated as a percent of net assets.

Schedule of Options Written	September 30, 2010

CONTRACTS		VALUE
WRITTEN OPTIONS
	Russell 2000 Index
1,300	Put Expiration: December, 2010, Exercise Price: $530.00	$851,500
	S&P 500 Index
4,500	Put Expiration: December, 2010, Exercise Price: $900.00	2,520,000

	TOTAL WRITTEN OPTIONS (Premiums Received $8,525,095)	$3,371,500

See Notes to Financial Statements.

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Statement of Assets & Liabilities	September 30, 2010

ASSETS:
Investments, at value (Cost $58,077,339)	$39,490,619
Income receivable	340
Receivable from Investment Advisor	25,910
Receivable for fund shares sold	299,084
Prepaid expenses	19,450

Total Assets	39,835,403

LIABILITIES:
Options written, at value (Cost $8,525,095)	3,371,500
Payable for fund shares redeemed	36,547
Accrued administration, accounting and shareholder servicing fees	13,825
Other accrued expenses	152,666

Total Liabilities	3,574,538

Total Net Assets	$36,260,865

NET ASSETS CONSIST OF:
Capital stock	$412,151,689
Accumulated undistributed net realized loss	(362,457,699)
Net unrealized depreciation on investments	(13,433,125)

Total Net Assets	$36,260,865

Shares Outstanding (unlimited shares of no par value authorized)	228,018

Net Asset Value, Per Share	$159.03

See Notes to Financial Statements.

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Statement of Operations	September 30, 2010

INVESTMENT INCOME:
Interest income	$3,833

Total investment income	3,833

EXPENSES:
Management fees	421,978
Legal fees	137,877
Reports to shareholders	125,293
Administration, accounting and shareholder servicing fees	90,629
Trustees’ fees and expenses	40,984
Federal and state registration fees	39,017
Audit and tax fees	30,940
Insurance fees	15,745
Custody fees	6,745
Compliance fees	4,792

Total Expenses Before Reimbursements	914,000
Expense reimbursements (See Note 2)	(298,615)

Net Expenses	615,385

Net Investment Loss	(611,552)

REALIZED AND UNREALIZED LOSS:
Net Realized Loss on Investments	(95,296,499)
Change in Unrealized Depreciation on Investments	(4,118,501)

Net Realized and Unrealized Loss on Investments	(99,415,000)

Net Decrease in Net Assets Resulting From Operations	$(100,026,552)

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Year Ended September 30, 2010	Year Ended September 30, 2009
OPERATIONS:
Net investment loss	$(611,552)	$(1,475,867)
Net realized gain (loss) on investments	(95,296,499)	148,340,626
Net change in unrealized depreciation on investments	(4,118,501)	(40,888,164)

Net Increase (Decrease) in Net Assets Resulting From Operations	(100,026,552)	105,976,595

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	145,696,113	127,912,049
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(34,909,463)	(277,871,490)

Net Increase (Decrease) in Capital Share Transactions	110,786,650	(149,959,441)

DISTRIBUTIONS PAID FROM:
Net investment income	—	—

Total Distributions	—	—

Total Increase (Decrease) in Net Assets	10,760,098	(43,982,846)
NET ASSETS:
Beginning of year	25,500,767	69,483,613

End of year	$36,260,865	$25,500,767

See Notes to Financial Statements.

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Financial Highlights

For a Fund share outstanding throughout each year

GENWORTH FINANCIAL CONTRA FUND(1)

	Year Ended
	2010 (2)	2009	2008 (3)	2007 (4)	2006
Net Asset Value:
Beginning of year	$27,500.00	$2,740,500	$11,600,000	$10,450,000,000	$155,450,000,000
Operations:
Net investment income (loss)	(4,160.72)	(14,000)	(163,000)	(67,650,000)	200,000,000
Reprocessing adjustment(5)	—	—	—	—	6,650,000,000
Net realized and unrealized loss on investment securities	(23,180.25)	$(2,699,000)	$(8,696,500)	$(10,340,100,000)	$(151,850,000,000)

Total From Operations	(27,340.97)	$(2,713,000)	$(8,859,500)	$(10,407,750,000)	$(145,000,000,000)

Less Distributions:
From net investment income	—	—	—	(30,650,000)	—

Total Distributions	—	—	—	(30,650,000)	—

Net Asset Value:
End of year	$159.03	$27,500	$2,740,500	$11,600,000	$10,450,000,000

Total Return	(99.42)%	(99.00)%	(76.38)%	(99.89)%	(94.52)%

Supplemental Data and Ratios
Net assets; end of year (000’s)	$36,261	$25,501	$69,484	$67,488	$21,663
Ratio of net expenses to average net assets	1.75%	1.41%	1.59%	1.53%	1.75%
Ratio of expenses before voluntary expense reimbursement	2.60%	1.61%	1.72%	2.72%	3.98%
Ratio of net investment income (loss) to average net assets	(1.74)%	(1.36)%	(1.08)%	(0.66)%	0.91%

Portfolio turnover rate	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	During the year ended September 30, 2010, the Fund effected the following reverse stock splits: October 16, 2009 1 for 100 and April 16, 2010 1 for 500. All historical per share information has been retroactively adjusted to reflect these reverse stock splits.
(3)	During the year ended September 30, 2008, the Fund effected the following reverse stock splits: May 19, 2008 1 for 100. All historical per share information has been retroactively adjusted to reflect these reverse stock splits.
(4)	During the year ended September 30, 2007, the Fund effected the following reverse stock splits: February 21, 2007 1 for 100 and August 17, 2007 1 for 10. All historical per share information has been retroactively adjusted to reflect these reverse stock splits.
(5)	Represents processing adjustment impacting net assets and shares outstanding. Total return based on revised amounts.

See Notes to Financial Statements.

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Genworth Financial Contra Fund (“Contra Fund” or “Fund”), a separate series of the Genworth Financial Asset Management Funds (“Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The Fund seeks to provide protection against severe and sustained declines in the value of the U.S. equity allocation of certain assets managed by Genworth Financial Wealth Management, Inc. (“GFWM”) for its private advisory clients. Because of the Fund’s objective of providing protection against severe and sustained declines in the value of the broader securities markets, an investment in the Fund may be subject to greater volatility than typically is the case with many mutual funds. The Fund is available only to certain private advisory clients of GFWM, and represents only a small portion of clients’ overall portfolios. The Contra Fund is designed for use in GFWM’s Actively Managed Protection (“AMP”) service. The AMP service allocates a portion of the account of each AMP client to the purchase of Contra Fund Shares. This allocation may significantly change over any investment period. The Contra Fund is not publicly available nor is it intended to serve as a complete, stand-alone investment program. The Fund may also be used at GFWM’s discretion to periodically hedge equity market risk or to make a directional equity market allocation within other products managed only for GFWM clients. The discretionary usage of the Fund by GFWM does not impact the composite equity holdings calculation, nor the management of the Fund.

The following is a summary of the significant accounting polices consistently followed by the Fund and is in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ) or foreign securities

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Notes to Financial Statements (continued)

exchange or traded in an over-the-counter market will be valued at the most recent sale (or in the case of a NASDAQ quoted security, at the NASDAQ official closing price “NOCP”), as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of these securities will be taken to be the lowest bid quotation (or sale bid, if only one bid is received) on the exchange or market. Options and futures contracts purchased and held by the Fund are valued at the close of the securities or commodities exchanges on which they are traded (typically 4:15 P.M. Eastern time). Stock index options will be valued at the mean between the last bid and asked quotations at the close of the securities exchanges on which they are traded. The Fund values its securities and other holdings based on market quotations. However, where market quotations are not readily available or are believed not to reflect market value at the close of the securities or commodities exchanges on which they are traded, fair value is determined in good faith using consistently applied procedures established by the Valuation Committee (whose members have been approved by the Fund’s Board). The effect of valuing Fund holdings at fair value may be that the price determined might be different than the price that would be determined using market quotations or another methodology and may not reflect the price at which the Fund could sell the asset. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Valuation Committee determines that using this method would not represent fair value.

Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Quoted prices in active markets for identical securities.

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Notes to Financial Statements (continued)

•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2010:

	Level 1	Level 2	Level 3	Total
Purchased Options	35,194,000	—	—	35,194,000
Short Term Investments	4,296,619	—	—	4,296,619

Total Investments in Securities	$39,490,619	$—	$—	$39,490,619

Other Financial Instruments*
Options Written	$3,371,500	$—	$—	$3,371,500

*	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as written options, which are reflected at market value.

Derivative Instruments and Hedging Activities

The Trust has adopted derivative instruments disclosure standards in order to enable investors to understand how and why the Trust used derivatives, how derivatives are accounted for, and how derivative instruments affect the Trust’s results of operations and financial position.

The Contra Fund uses exchange-traded stock index options to provide protection against declines in the value of the equity allocation of certain assets managed by GFWM for its private advisory clients. As the Fund’s investment advisor, GFWM analyzes various mutual funds and securities owned by certain of its private advisory clients and performs a statistical analysis of the return characteristics of these securities at the individual-security and/or portfolio level. This periodic analysis of securities may include a review of actual holdings or recommendations for client accounts.

Based on this analysis, GFWM determines a composite performance benchmark, which it calls the Equity Hedging Benchmark. GFWM then

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Notes to Financial Statements (continued)

instructs the Fund’s sub-advisor of the nature, timing, and performance expectations related to and associated with this Equity Hedging Benchmark. The sub-advisor uses a quantitative and qualitative investment process to select investments designed to provide protection against severe and sustained declines in the performance of the broad-based equity market beyond predetermined levels as reflected by the Equity Hedging Benchmark. As a result of these hedging investment techniques, when the value of the broad-based equity market significantly decreases, the value of your investment in the Fund generally will increase. If the broad-based equity market increases, the value of your investment generally will decrease.

The Fund held, on occasion, a combination of put and call options, including long and short positions, for the purpose of managing the Fund’s net sensitivity to price changes in the Equity Hedging Benchmark. This occured during periods of high market volatility which impacts the relative efficiency of long-only put-based hedging strategies. Volatility may drive up the price of put options relative to call options, for example, in which case call options may be used in conjunction with put options to seek to reduce the overall expense of pursuing the Fund’s objective.

The risk of using options includes the possibility that the investment results achieved by the Fund may not produce the desired hedge, thereby failing to achieve the original purpose for using the options. Transactions within the Fund may result in significant volatility and the potential for significant loss in Fund value. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration.

Balance Sheet - Values of Derivative Instruments as of September 30, 2010

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts — Options	Investments, at value	$35,194,000	Options written, at value	$3,371,500

Total		$35,194,000		$3,371,500

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Notes to Financial Statements (continued)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2010

Amount of Realized Loss on Derivatives Recognized in Income			Change in Unrealized Depreciation on Derivatives Recognized in Income
	Purchased and Written Options	Total		Purchased and Written Options	Total
Equity Contracts	($95,296,499)	($95,296,499)	Equity Contracts	($4,118,501)	($4,118,501)

Total	($95,296,499)	($95,296,499)	Total	($4,118,501)	($4,118,501)

The average monthly market value of purchased and written options during the year ended September 30, 2010 were as follows:

Genworth Financial Contra Fund
Purchased Options	$35,757,356
Written Options	$(1,250,792)

(b) Subsequent Events Evaluation. In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events. There were no subsequent events that necessitated adjustments or disclosures to the financial statements.

(c) Option Contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

(d) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the

18       Genworth Financial Asset Management Funds      |      2010 Annual Report

Notes to Financial Statements (continued)

repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund did not invest in any repurchase agreements during the year ended September 30, 2010.

(e) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment polices and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the investments hedged. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. The Fund did not invest in any futures contracts during the year ended September 30, 2010.

(f) Investment Transactions and Dividend Income. Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of investments are calculated by using the specific identification method.

(g) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

19       Genworth Financial Asset Management Funds      |      2010 Annual Report

Notes to Financial Statements (continued)

(h) Federal Income Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2010 the fund decreased undistributed net investment loss by $611,552 and decreased additional paid-in capital by $611,552 due to certain permanent book and tax differences.

2. Management Agreement, Administration Agreement, and Other  Transactions

GFWM acts as the Fund’s investment manager. The Fund pays GFWM a management fee calculated at an annual rate of 1.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. GFWM has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.75% of average daily net assets. During the year ended September 30, 2010, GFWM reimbursed $298,615 of management fees to the Fund, pursuant to the Fund’s current expense limitation agreement. After taking these waivers into account, the Fund’s annual operating expenses were 1.75% of average daily net assets. Effective October 1, 2009, the Fund entered into a new expense limitation agreement affecting these waivers. Any such waiver or reimbursement is subject to later adjustment to allow GFWM to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that GFWM shall only be entitled to recoup such amounts for a period of three years after the end of the fiscal year in which the amount was waived or reimbursed. GFWM may not recoup fees that were waived or expenses that were reimbursed prior to October 1, 2009. Waived expenses subject to potential recovery are as follows:

Year of Expiration 09/30/2013
Genworth Financial Contra Fund	$298,615

20       Genworth Financial Asset Management Funds      |      2010 Annual Report

Notes to Financial Statements (continued)

U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A. (“USB”), an affiliate of USBFS, provide administrative, accounting, transfer agency, shareholder servicing, dividend disbursing services and custody services to the Fund. For these services, besides custody, USBFS receives an annual fee, paid monthly, from the Fund. USB receives an annual fee, paid monthly, from the Fund for the custody services provided. Fees earned by USBFS and USB for the fiscal year ended September 30, 2010 can be found under the caption “Administration, accounting, and shareholder servicing fees” and “Custody fees” on the Statement of Operations.

GFWM has entered into a sub-advisory agreement with Credit Suisse Asset Management, LLC (“Credit Suisse”). Pursuant to the sub-advisory agreement, Credit Suisse is responsible for the day-to-day portfolio operations and investment decisions of the Fund. GFWM, not the Fund, pays Credit Suisse a sub-advisory fee of 0.85% of the Fund’s average daily net assets.

Capital Brokerage Corporation acts as the Fund’s distributor and is an affiliate of GFWM and the Genworth Financial Contra Fund.

3. Reverse Stock Split

During the year ended September 30, 2010, the Fund’s shares were adjusted to reflect two reverse stock splits. The effect of these reverse stock splits was to reduce the number of shares outstanding in the Fund while maintaining the Fund’s and each shareholder’s aggregate net asset value. All historical per share information has been retroactively adjusted to reflect these reverse stock splits. Set forth below are details regarding the reverse stock splits effected on October 16, 2009 and April 16, 2010.

Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
10/16/09	1 for 100	$0.30	$29.94	44,012,673	440,127
4/16/10	1 for 500	$0.48	$238.14	36,748,034	73,496

During the year ended September 30, 2009, there were no reverse stock splits.

During the year ended September 30, 2008, the Fund’s shares were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to reduce

21       Genworth Financial Asset Management Funds      |      2010 Annual Report

Notes to Financial Statements (continued)

the number of shares outstanding of the Fund while maintaining the Fund’s and each shareholder’s aggregate net asset value. All historical per share information has been retroactively adjusted to reflect this reverse stock split. Set forth below are details regarding the reverse stock split effected on May 19, 2008.

Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
5/19/08	1 for 100	$0.42	$41.85	22,944,509	229,445

4. Capital Shares

The Trust’s Declaration of Trust authorizes the Board of Trustees to issue shares without limitation as to number and without par value.

Transactions in shares of the Fund were as follows:

	Year Ended September 30, 2010	Year Ended September 30, 2009
Beginning Shares	46,728,715	1,267,730
Shares sold	40,217,993	48,435,219
Dividends reinvested	—	—
Shares redeemed	(86,718,690)	(2,974,234)
Net share reduction due to 1 for 100 reverse stock split	(43,572,546)	—
Net share reduction due to 1 for 500 reverse stock split	(36,674,538)	—

Ending Shares	228,018	46,728,715

5. Option Contracts Written

The premium amount and number of option contracts written during the year ended September 30, 2010 were as follows:

	Amount of Premiums	Number of Contracts
Outstanding at 9/30/09	$—	—
Options written	8,525,095	5,800
Options expired	—	—
Options exercised	—	—
Options closed	—	—

Outstanding at 9/30/10	$8,525,095	5,800

22       Genworth Financial Asset Management Funds      |      2010 Annual Report

Notes to Financial Statements (continued)

6. Federal Income Tax Information & Distributions to Shareholders

The tax characterization of distributions for the Fund for the fiscal years ended September 30, 2010 and 2009 was as follows:

	Year Ended September 30, 2010	Year Ended September 30, 2009
Distributions paid from:
Ordinary income	$—	$—
Long-term capital gain	—	—

Total distribution paid	$—	$—

The following information is computed on a tax basis for each item as of September 30, 2010:

Federal tax cost of securities	$39,490,619

Gross unrealized appreciation	$—
Gross unrealized depreciation	—

Net unrealized appreciation	—
Undistributed ordinary income	—
Post-October losses	(98,475,067)
Other accumulated loss	(277,415,757)

Total accumulated deficit	$(375,890,824)

As of September 30, 2010, the Fund had the following capital loss carryforwards for federal income tax purposes:

Amount	Expires September 30,
$94,073,472	2013
36,133,024	2014
50,953,953	2015
71,382,038	2016
—	2017
24,873,270	2018

To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. Utilization of the carryforwards will happen only if there are gains in the future, which would require severe and sustained declines in the performance of the broad-based equity markets.

23       Genworth Financial Asset Management Funds      |      2010 Annual Report

Notes to Financial Statements (continued)

At September 30, 2010, the Fund had net realized losses from transactions between November 1, 2009 and September 30, 2010 of $98,475,067, which is deferred for tax purposes and will be recognized on October 1, 2010.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Trust’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.

7. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

24       Genworth Financial Asset Management Funds      |      2010 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

Genworth Financial Asset Management Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Genworth Financial Contra Fund (the “Fund”) as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Milwaukee, WI

November 23, 2010

25       Genworth Financial Asset Management Funds      |      2010 Annual Report

Additional Information (unaudited)

1. Disclosure Regarding Fund Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling GFWM at 1-888-278-5809.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees:

John A. Fibiger c/o Genworth Financial Asset Management Funds (“GFAM Funds”) 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of birth: 1932	Lead Independent Trustee	Since 2004	Retired.	14	Trustee, Genworth Variable Insurance Trust (“GVIT”); Director, Fidelity Life Association (life insurance company); Director, Members Mutual Holding co.; Member, Executive Committee, Austin Symphony Orchestra Board of Directors; Life Trustee, Museum of Science, Boston, Massachusetts.

Dwight M. Jaffee c/o GFAM Funds 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of birth: 1943	Trustee	Since 2004	Willis H. Booth Professorship of Banking and Finance II, Walter A. Haas School of Business, University of California, Berkeley (1998 to present).	1	Co-Chairman, Fisher Center for Real Estate & Urban Economics, University of California, Berkeley; Member, Academic Advisory Board, Fitch Ratings.

26       Genworth Financial Asset Management Funds      |      2010 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Douglas A. Paul c/o GFAM Funds 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of birth: 1947	Trustee	Since 2004	Independent Consultant (2002 to present).	1	Independent Director, Capital Bank and Trust Company, a federal savings bank affiliated with The Capital Group Companies, Inc.

Interested Trustee:

Gurinder S. Ahluwalia** c/o GFAM Funds 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of birth: 1965	Trustee, Chairman	Since 2005	President and CEO, GFWM (2009 to present); Co-Chairman, GFWM (2008 to 2009); Vice Chairman, AssetMark Investment Services, Inc. (2006 to 2008); President and Chairman, Genworth Financial Asset Management (2004 to 2008).	14	Trustee, GVIT; Director, Genworth Financial Trust Company; GFWM, formerly AssetMark Investment Services, Inc. and Genworth Financial Asset Management, Inc.; Centurion Capital Group Inc., Centurion Financial Advisors Inc.

*	Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
**	Mr. Ahluwalia is a trustee who is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of GFWM and certain of its affiliates.

27       Genworth Financial Asset Management Funds      |      2010 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers:
Carrie E. Hansen c/o GFAM Funds 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of birth: 1970	President	Since 2008	President, AssetMark Funds (2007 to present) and GVIT (2008 to present); Senior Vice President and Chief Operations Officer, GFWM (2008 to present); Chairman, Genworth Financial Trust Company (2008 to present); Senior Vice President and Managing Director, AssetMark Funds (2007 to 2008); Treasurer and Chief Compliance Officer, GFAM Funds (2007 to 2008); Chief Compliance Officer, AssetMark Funds (2005 to 2008); Treasurer, AssetMark Funds (2001 to 2008); Senior Vice President, Chief Financial Officer and Chief Compliance Officer, GFWM, formerly AssetMark Investment Services, Inc. (2004 to 2007).

Deborah Djeu c/o GFAM Funds 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of birth: 1962	Vice President, Chief Compliance Officer and AML Compliance Officer	Since 2008	Vice President, Chief Compliance Officer and AML Compliance Officer, AssetMark Funds and GVIT (2008 to present); Deputy Chief Compliance Officer, AssetMark Funds (2007 to 2008); Compliance Manager, GE Money (2006 to 2007); Vice President, Wells Fargo Investments LLC (2004 to 2006).

Robert J. Bannon c/o GFAM Funds 16501 Ventura Boulevard Suite 201 Encino, CA 91436 Year of Birth: 1957	Chief Risk Officer	Since 2010	Chief Risk Officer, AssetMark Funds and GVIT (2010 to present); Senior Vice President and Chief Risk Officer, GFWM (2007 to present); Senior Vice President and Chief Investment Officer, Bank of the West, formerly Sanwa Bank California (2000 to 2005).

Starr E. Frohlich c/o GFAM Funds 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of birth: 1972	Vice President and Treasurer	Since 2010	Vice President and Treasurer, AssetMark Funds and GVIT (2010 to present); Director of Fund Administration, GFWM (2010 to present); Vice President, U.S. Bancorp Fund Services, LLC (1997 to 2010).

28       Genworth Financial Asset Management Funds      |      2010 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Simi K. Gill c/o GFAM Funds 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of birth: 1973	Secretary; Deputy Chief Compliance Officer	Since 2010; Since 2009	Senior Compliance Officer, GFWM (2007 to present); Fund Administration & Compliance Associate, GFWM, formerly AssetMark Investment Services, Inc. (2004 to 2006).

Regina M. Fink c/o GFAM Funds 16501 Ventura Boulevard Suite 201 Encino, CA 91436 Year of birth: 1956	Assistant Secretary; Vice President	Since 2009; Since 2004	Vice President, Senior Counsel and Assistant Secretary, GFWM (2008 to present); Senior Counsel and Assistant Secretary, GFWM (2006 to present); Vice President, Senior Counsel and Secretary, GFAM (2002 to 2008).

2. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to the Fund’s portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

29       Genworth Financial Asset Management Funds      |      2010 Annual Report

Genworth Financial Contra Fund

The Fund is a separate investment fund of the Genworth Financial Asset Management Funds, a Delaware statutory trust.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Genworth Financial Asset Management Funds

This report is submitted for the general information of the shareholders of the Genworth Financial Asset Management Funds — Genworth Financial Contra Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus.

DISTRIBUTOR

Capital Brokerage Corporation (dba Genworth Financial Brokerage Corporation in Indiana) 6620 West Broad Street Building 2 Richmond, VA 23230 Member FINRA

INVESTMENT ADVISOR Genworth Financial Wealth Management, Inc. 2300 Contra Costa Blvd., Ste. 600 Pleasant Hill, CA 94523

This document must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money.

A Statement of Additional Information, which includes additional information about the Fund’s Trustees, is available, without charge, upon request to Genworth Financial Wealth Management, Inc., at 1-888-278-5809.

CONTRA_ANNUAL 093010

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report that apply to the registrant’s principal executive officer or principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report to the registrant’s principal executive officer or principal financial officer.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Fibiger is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal year ended September 30, 2010, the registrant’s principal accountant billed the registrant $24,539 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

For the fiscal year ended September 30, 2009, the registrant’s principal accountant billed the registrant $24,465 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees

None.

(c) Tax Fees

For the fiscal year ended September 30, 2010, the registrant’s principal accountant billed the registrant $4,515 for professional services rendered for tax compliance, tax advice and tax planning.

For the fiscal year ended September 30, 2009, the registrant’s principal accountant billed the registrant $4,810 for professional services rendered for tax compliance, tax advice and tax planning.

(d) All Other Fees

None.

(e)(1)	The registrant’s audit committee charter provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of auditors annually to audit and to provide their opinion on the registrant’s financial statements. The audit committee charter also provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the auditor to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust.

(e)(2)	There were no services in paragraphs (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended September 30, 2010 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2010 and September 30, 2009, was $0 and $0, respectively.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

None.

Item 11.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s officers who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Genworth Financial Asset Management Funds

By	/S/ CARRIE E. HANSEN
Carrie E. Hansen, Principal Executive Officer/President

Date	11/30/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ CARRIE E. HANSEN
Carrie E. Hansen, Principal Executive Officer/President

Date	11/30/10

By	/S/ STARR E. FROHLICH
Starr E. Frohlich, Principal Financial Officer/Treasurer

Date	11/30/10